PROFUNDS

Supplement dated April 25, 2022

to the Prospectus for Bitcoin Strategy ProFund

dated November 30, 2021, as supplemented or amended

Effective immediately, the disclosure in the "Other Risks" section of the Prospectus is supplemented to include the following:

RISKS OF GOVERNMENT REGULATION

The Financial Industry Regulatory Authority ("FINRA") issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as "complex products" – which could include the cryptocurrency funds offered by ProFunds. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors' ability to buy the funds.

For more information, please contact the Funds at 1-888-776-5717.

Please retain this supplement for future reference.